                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                        TENDER OF SHARES OF COMMON STOCK

                                       OF

                              JACKSON HEWITT INC.

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

    This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) (i) if certificates ("Stock Certificates") evidencing shares of common stock, par value $.02 per share (the "Shares"), of Jackson Hewitt Inc., a Virginia corporation (the "Company"), are not immediately available, (ii) if Stock Certificates and all other required documents cannot be delivered to ChaseMellon Shareholder Services, L.L.C., as Depositary (the "Depositary"), prior to the Expiration Date (as defined in
Section 1 of the Offer to Purchase (as defined below)) or (iii) if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram or facsimile transmission to the Depositary. See Section 3 of the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:

                    ChaseMellon Shareholder Services, L.L.C.

          BY MAIL:                BY OVERNIGHT DELIVERY:                BY HAND:
   ChaseMellon Shareholder        ChaseMellon Shareholder        ChaseMellon Shareholder
      Services, L.L.C.               Services, L.L.C.               Services, L.L.C.
    Post Office Box 3305            85 Challenger Road          120 Broadway - 13th Floor
 South Hackensack, NJ 07606       Mail Drop Reorg. Dept.           New York, NY 10271
    Attn: Reorganization         Ridgefield Park, NJ 07660        Attn: Reorganization
         Department              BY FACSIMILE TRANSMISSION             Department
                                      (201) 329-8936
                                  INFORMATION AND CONFIRM
                                       BY TELEPHONE
                                      (201) 296-4860

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

    The undersigned hereby tenders to HJ Acquisition Corp., a Virginia corporation and a wholly owned subsidiary of HFS Incorporated, a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 25, 1997 (the "Offer to Purchase"), and the related Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedures described in Section 3 of the Offer to Purchase.

Number of Shares:
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Certificate Nos. (if available)
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Check ONE box if Shares will be tendered by book-entry transfer:

/ / The Depository Trust Company

Name(s) of Record Holder(s):

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                                 (Please Print)

Address(es):
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                                   (Zip Code)

/ / Philadelphia Depository Trust Company
Account Number:
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Dated:
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Area Code and Tel. No:
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Signature(s):
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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a participant in the Security Transfer Agents Medallion Program, hereby guarantees to deliver to the Depositary either the certificates representing the Shares tendered hereby, in proper form for transfer, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) of a transfer of such Shares, in any such case together with a properly completed and duly executed Letter of Transmittal, or a manually signed facsimile thereof, with any required signature guarantees, or an Agent's Message (as defined in "Acceptance for Payment and Payment for Shares" of the Offer to Purchase), and any other documents required by the Letter of Transmittal within three Nasdaq National Market System trading days after the date of execution of this Notice of Guaranteed Delivery.

    The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and Stock Certificates to the Depositary within the time period shown herein. Failure to do so could result in financial loss to such Eligible Institution.

Name of Firm:
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Address:
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                                   (Zip Code)

Area Code and Tel. No.:
---------------------------------

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                             (Authorized Signature)

Title:
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Date:
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NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE.

      STOCK CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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